Supplement dated June 2, 2015
to the Summary Prospectus of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust
Columbia LifeGoal Growth Portfolio	6/1/2015
Effective on June 2, 2015 (the “Effective Date”), the Fund’s name will change to Columbia Global Strategic Equity Fund. Accordingly, on the Effective Date, all references in the Summary Prospectus to Columbia LifeGoal Growth Portfolio are deleted and replaced with Columbia Global Strategic Equity Fund. In addition, on the Effective Date, the following changes are hereby made in the Fund’s Summary Prospectus:
The information under the caption "Principal Investment Strategies" in the "Summary of the Fund" section is hereby superseded and replaced with the following:
Under normal circumstances, the Fund invests most of its net assets in shares of equity mutual funds and exchange-traded funds (ETFs) managed by Columbia Management Investment Advisers, LLC (the Investment Manager) or its affiliates (Columbia Funds), and third party advised funds (collectively, Underlying Funds). Under normal circumstances, the Fund invests at least 80% of its net assets (including borrowings for investment purposes) in equity securities. For purposes of the Fund’s 80% policy, equity securities include common stocks, preferred stocks, securities convertible into common stocks, American Depositary Receipts (ADRs) and Global Depositary Receipts (GDRs) and shares of Underlying Funds that principally invest in such securities.
Under normal circumstances, the Fund invests, directly and/or indirectly through Underlying Funds, at least 40% of its net assets in foreign currencies, and equity and debt securities of foreign governmental issuers, issuers organized or located outside the U.S., issuers that primarily trade in a market located outside the U.S., and/or issuers doing a substantial amount of business outside the U.S., which the Fund considers to be issuers that derive at least 50% of their revenue or profits from business outside the U.S., or have at least 50% of their sales or assets outside the U.S., or Underlying Funds that invest at least 40% of their net assets in foreign currencies or such non-U.S. securities. This 40% minimum investment amount may be reduced to 30% if market conditions for these investments or specific foreign markets are deemed unfavorable. Direct and indirect foreign investments may include investments in emerging market countries.
The Fund may also invest in fixed-income, money market and alternative strategies Underlying Funds, as well as invest directly in equity and fixed income securities, including Treasury Inflation Protected Securities (TIPS), and derivatives, including futures and commodity-related instruments. The Fund may invest significantly in any individual Underlying Fund(s).
The Investment Manager uses asset allocation as its principal investment approach and accesses the broader investment resources of the Investment Manager and its affiliate, Threadneedle Investments (Threadneedle), to develop both top down thematic views as well as bottom-up securities insight.
The Fund and certain Underlying Funds may from time to time emphasize one or more economic sectors in selecting their investments.
The Fund may invest in Underlying Funds that invest in special situations such as companies involved in initial public offerings, tender offers, mergers and other corporate restructurings, and in companies involved in management changes or companies developing new technologies.
The Investment Manager can modify the list of Underlying Funds and types of instruments in which the Fund invests, or the asset categories, at any time, including by adding Underlying Funds introduced after the date of this prospectus without the approval of or notice to Fund shareholders.
Shareholders should retain this Supplement for future reference.
SUP181_01_003_(06/15)